Exhibit 99.1

                  [LOGO OF ANB ALABAMA NATIONAL BANCORPORATION]

                    ALABAMA NATIONAL BANCORPORATION ANNOUNCES
                           FIRST QUARTER 2006 EARNINGS

FOR IMMEDIATE RELEASE - Birmingham, Alabama (April 18, 2006) -Alabama National BanCorporation ("ANB") (NASDAQ/NM: ALAB) today announced earnings for the quarter ended March 31, 2006.

For the 2006 first quarter, ANB reported earnings of $17.8 million, up 15.5% from the 2005 first quarter. Diluted earnings per share of $1.02 were up 14.7% from the 2005 first quarter. Diluted cash earnings per share were $1.05, up 14.0% from the 2005 first quarter. Total revenue grew to $71.5 million in the 2006 first quarter, up 12.3% from $63.7 million in the 2005 first quarter. Noninterest income represented 26.5% of first quarter 2006 total revenue, approximately even with the 26.4% reported in the 2005 first quarter. ANB's taxable equivalent net interest margin improved to 3.96% for the 2006 first quarter, up 2 basis points from the 2005 first quarter and up 5 basis points from the fourth quarter of 2005.

"The first quarter was highlighted by a continuation of strong asset quality and solid EPS growth. We are also pleased to have shown a slight improvement in our net interest margin as compared with the fourth quarter of 2005," said John H. Holcomb, III, Chairman and CEO. "This first quarter performance is a good start to 2006."

Total assets at March 31, 2006 were $6.1 billion. Loan growth (excluding loans held for sale) was 10.3% annualized during the 2006 first quarter, and deposits grew at a 6.8% annualized rate. At March 31, 2006 deposits totaled $4.4 billion, compared to $4.3 billion at December 31, 2005. Quarter-end share owners' equity was $582.4 million, or $33.95 per share, and tangible book value per share was $24.82.

During the 2006 first quarter, ANB recognized $210 thousand in net charge-offs, or an annualized rate of 0.02% of average loans. Quarter-end nonperforming assets were 0.09% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 1,528%.

ANB's acquisition of Florida Choice Bank was completed on April 3, 2006. Accordingly, ANB's first quarter results and balances do not include Florida Choice Bank.

ANB is a bank holding company operating 93 banking locations through eleven bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include:
First American Bank in north central Alabama; Alabama Exchange Bank in Tuskegee; and Bank of Dadeville. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, Alabama; Florida Choice Bank in central Florida; Community Bank of Naples, N.A.; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial mortgage services including the origination of permanent commercial real estate mortgage loans for various lenders is provided by Byars and Company, a Division of First American Bank. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.

Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

CONFERENCE CALL INSTRUCTIONS:

Alabama National will discuss financial results for the first quarter completed March 31, 2006 as well as its goals and general outlook for the remainder of 2006 in a conference call to be held Wednesday, April 19, 2006 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on April 19, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

For live interactive access to the teleconference, please dial 1-800-938-1464 at 9:00 a.m. Central Time on April 19. For those without Internet access, a telephonic replay will be available through May 19 by dialing 1-800-642-1687 and entering Conference ID number 7461576.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Contacts:

Alabama National BanCorporation     Alabama National BanCorporation
John H. Holcomb III                 William E. Matthews, V
Chairman of the Board and           Executive Vice President and
Chief Executive Officer             Chief Financial Officer
(205) 583-3648                      (205) 583-3650

                         ALABAMA NATIONAL BANCORPORATION
                         Unaudited Financial Highlights
            (in thousands, except per share amounts and percentages)

                                                           Three Months Ended
                                                                March 31,
                                                           -------------------    Percentage
                                                             2006       2005      Change (b)
                                                           --------   --------   ------------
Net interest income                                        $ 52,575   $ 46,905           12.1%
Noninterest income                                           18,929     16,783           12.8
Total revenue                                                71,504     63,688           12.3
Provision for loan and lease losses                           1,243      1,544          (19.5)
Noninterest expense                                          42,973     38,661           11.2
Income before taxes and cumulative effect
     of accounting change                                    27,288     23,483           16.2
Income taxes                                                  9,463      8,003           18.2
Net income before cumulative effect of accounting change     17,825     15,480           15.1
Cumulative effect of accounting change (net of tax)              48          -             NM
Net income                                                 $ 17,873   $ 15,480           15.5

Weighted average common and common
     equivalent shares outstanding
        Basic                                                17,334     17,151            1.1%
        Diluted                                              17,502     17,384            0.7

Net income per common share
        Basic                                              $   1.03   $    .90           14.2%
        Diluted                                                1.02        .89           14.7

Cash earnings (a)
        Total                                              $ 18,413   $ 16,039           14.8%
        Basic                                                  1.06        .94           13.6
        Diluted                                                1.05        .92           14.0

Cash dividends declared on common stock                    $  .3750   $  .3375
Return on average assets                                       1.21%      1.17%
Return on average tangible assets                              1.25       1.20
Return on average equity                                      12.53      11.73
Return on average tangible equity                             17.20      16.52

                               NONINTEREST INCOME

Service charge income                                      $  3,868   $  3,930           (1.6)%
Investment services income                                      864      1,145          (24.5)
Wealth management income                                      5,367      4,521           18.7
Gain on sale of mortgages                                     2,611      2,670           (2.2)
Commercial mortgage banking income                              732          -             NM
Gain on disposal of assets                                      507        428           18.5
Securities (losses) gains                                      (734)        72             NM
Bank owned life insurance                                       742        654           13.5
Insurance commissions                                           982        795           23.5
Other                                                         3,990      2,568           55.4
                                                           --------   --------
Total noninterest income                                   $ 18,929   $ 16,783           12.8
                                                           ========   ========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b)  Percentage change based on actual not rounded values.
NM - Not meaningful

                                                       March 31,    December 31,    Percentage
                                                         2006           2005          Change
                                                     ------------   ------------   ------------
Total assets                                         $  6,085,546   $  5,931,673            2.6%
Earning assets                                          5,522,205      5,385,824            2.5
Securities (a)                                          1,137,864      1,136,487            0.1
Loans held for sale                                        21,126         14,940           41.4
Loans and leases, net of unearned income                4,247,199      4,144,095            2.5
Allowance for loan and lease losses                        53,848         52,815            2.0
Deposits                                                4,414,826      4,343,264            1.6
Short-term borrowings                                      30,800         34,700          (11.2)
Long-term debt                                            378,431        369,246            2.5
Stockholders' equity                                      582,363        571,879            1.8

(a)  Excludes trading securities

                             ASSET QUALITY ANALYSIS
                       (in thousands, except percentages)

                                                         As of / For the Three Months Ended
                                                     ------------------------------------------
                                                       March 31,    December 31,     March 31,
                                                        2006            2005           2005
                                                     ------------   ------------   ------------
Nonaccrual loans                                     $      3,524   $      6,446   $      6,374
Restructured loans                                              -              -              -
Loans past due 90 days or more and
     still accruing                                           -0-            -0-            -0-
Total nonperforming loans                                   3,524          6,446          6,374
Other real estate owned                                       487            623          1,079
Total nonperforming assets                                  4,011          7,069          7,453
Total non performing assets as a
     percentage of period-end loans
     and other real estate (a)                               0.09%          0.17%          0.20%
Allowance for loan and lease losses                  $     53,848   $     52,815   $     47,826
Provision for loan and lease losses                         1,243          1,640          1,544
Loans charged off                                             505          1,109            489
Loan recoveries                                               295            605            187
Net loan and lease losses                                     210            504            302
Allowance for loan and lease losses as a
     percentage of period-end loans
     and leases (a)                                          1.27%          1.27%          1.31%
Allowance for loan and lease losses as a
     percentage of period-end nonperforming loans        1,528.04         819.35         750.33
Net losses to average loans and
     leases (annualized)                                     0.02           0.05           0.03

(a)  Excludes loans held for sale

                         TAXABLE EQUIVALENT YIELDS/RATES

                                                                 Three Months Ended
                                                     ------------------------------------------
                                                       March 31,    December 31,     March 31,
                                                        2006            2005           2005
                                                     ------------   ------------   ------------
Interest income:
     Interest and fees on loans and leases                   7.42%          7.09%          6.24%
     Interest on securities:
         Taxable                                             4.38           4.14           4.17
         Non-taxable                                         6.55           6.35           6.24
     Total interest earning assets                           6.78           6.44           5.68

Interest expense:
     Interest on deposits                                    3.02           2.73           1.85
     Interest on short-term borrowing                        4.77           4.27           3.57
     Interest on long-term debt                              4.71           4.35           3.63
     Total interest bearing liabilities                      3.30           2.99           2.07
     Net interest spread                                     3.48           3.45           3.61
     Net interest margin                                     3.96           3.91           3.94

                     STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                               As of
                                                     ---------------------------
                                                       March 31,    December 31,
                                                         2006           2005
                                                     ------------   ------------
Stockholders' Equity:
     Equity to assets                                        9.57%          9.64%
     Leverage ratio                                          8.40           8.29
     Book value per common share (a)                 $      33.95   $      33.40
     Tangible book value per common share (a)(b)            24.82          24.20
     Ending shares outstanding (in thousands)              17,155         17,124

(a) Includes a cumulative mark to market adjustment to equity of $(0.59) and $(0.52) per share at March 31, 2006 and December 31, 2005, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.

                              RECONCILIATION TABLE
            (in thousands, except per share amounts and percentages)

                                                         Three Months Ended
                                                              March 31,
                                                     ---------------------------
                                                         2006           2005
                                                     ------------   ------------
Net income                                           $     17,873   $     15,480
Amortization of intangibles, net of tax                       540            559
Cash earnings                                        $     18,413   $     16,039

Net income per common share - basic                  $       1.03   $       0.90
Effect of amortization of intangibles per share              0.03           0.04
Cash earnings per common share - basic               $       1.06   $       0.94

Net income per common share - diluted                $       1.02   $       0.89
Effect of amortization of intangibles per share              0.03           0.03
Cash earnings per common share - diluted             $       1.05   $       0.92

Average assets                                       $  5,971,156   $  5,365,706
Average intangible assets                                (157,010)      (155,411)
Average tangible assets                              $  5,814,146   $  5,210,295

Return on average assets                                     1.21%          1.17%
Effect of average intangible assets                           .04            .03
Return on average tangible assets                            1.25%          1.20%

Average equity                                       $    578,530   $    535,336
Average intangible assets                                (157,010)      (155,411)
Average tangible equity                              $    421,520   $    379,925

Return on average equity                                    12.53%         11.73%
Effect of average intangible assets                          4.67           4.79
Return on average tangible equity                           17.20%         16.52%

                                                               As of
                                                     ---------------------------
                                                       March 31,    December 31,
                                                         2006           2005
                                                     ------------   ------------
Book value                                           $    582,363   $    571,879
Intangible assets                                        (156,633)      (157,429)
Tangible book value                                  $    425,730   $    414,450

Book value per common share                          $      33.95   $      33.40
Effect of intangible assets per share                       (9.13)         (9.20)
Tangible book value per common share                 $      24.82   $      24.20

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)
           ----------------------------------------------------------
                      (In thousands, except share amounts)

                                                                                         March 31,    December 31,
                                                                                           2006           2005
                                                                                       ------------   ------------
ASSETS
    Cash and due from banks ........................................................   $    185,535    $    189,256
    Interest-bearing deposits in other banks .......................................         16,515          19,428
    Federal funds sold and securities purchased under resell agreements ............         97,151          70,472
    Trading securities, at fair value ..............................................          2,350             402
    Investment securities (fair values of $608,874 and $576,424) ...................        626,378         591,153
    Securities available for sale, at fair value ...................................        511,486         545,334
    Loans held for sale ............................................................         21,126          14,940
    Loans and leases ...............................................................      4,250,772       4,147,739
    Unearned income ................................................................         (3,573)         (3,644)
                                                                                       ------------    ------------
    Loans and leases, net of unearned income .......................................      4,247,199       4,144,095
    Allowance for loan and lease losses ............................................        (53,848)        (52,815)
                                                                                       ------------    ------------
    Net loans and leases ...........................................................      4,193,351       4,091,280
    Property, equipment and leasehold improvements, net ............................        115,215         114,159
    Goodwill .......................................................................        148,071         148,071
    Other intangible assets, net ...................................................          8,562           9,358
    Cash surrender value of life insurance .........................................         75,328          74,593
    Receivable from investment division customers ..................................         23,647           7,166
    Other assets ...................................................................         60,831          56,061
                                                                                       ------------    ------------
    Totals .........................................................................   $  6,085,546    $  5,931,673
                                                                                       ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
    Deposits:
      Noninterest bearing ..........................................................   $    723,956    $    729,045
      Interest bearing .............................................................      3,690,870       3,614,219
                                                                                       ------------    ------------
    Total deposits .................................................................      4,414,826       4,343,264
    Federal funds purchased and securities sold under repurchase agreements ........        591,396         545,337
    Accrued expenses and other liabilities .........................................         62,352          61,361
    Payable for securities purchased for investment division customers .............         25,378           5,886
    Short-term borrowings ..........................................................         30,800          34,700
    Long-term debt .................................................................        378,431         369,246
                                                                                       ------------    ------------
    Total liabilities ..............................................................      5,503,183       5,359,794

    Common stock, $1 par; 50,000,000 shares authorized; 17,155,010 and 17,124,316
      shares issued at March 31, 2006 and December 31, 2005, respectively ..........         17,155          17,124
    Additional paid-in capital .....................................................        347,991         347,434
    Retained earnings ..............................................................        227,367         216,144
    Accumulated other comprehensive loss, net of tax ...............................        (10,150)         (8,823)
                                                                                       ------------    ------------
    Total stockholders' equity .....................................................        582,363         571,879
                                                                                       ------------    ------------
    Totals .........................................................................   $  6,085,546    $  5,931,673
                                                                                       ============    ============

                ALABAMA NATIONAL BANCORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                      (In thousands, except per share data)

                                                                                           For the three months
                                                                                             ended March 31,
                                                                                       ----------------------------
                                                                                           2006            2005
                                                                                       ------------    ------------
 INTEREST INCOME:
    Interest and fees on loans and leases ..........................................         77,238          55,166
    Interest on securities .........................................................         12,130          12,102
    Interest on deposits in other banks ............................................             79              48
    Interest on trading securities .................................................             11               4
    Interest on federal funds sold and securities purchased
      under resell agreements ......................................................            732             524
                                                                                       ------------    ------------
 Total interest income .............................................................         90,190          67,844

 INTEREST EXPENSE:
    Interest on deposits ...........................................................         27,097          14,858
    Interest on federal funds purchased and securities sold
      under repurchase agreements ..................................................          5,810           2,368
    Interest on short-term borrowings ..............................................            397             406
    Interest on long-term debt .....................................................          4,311           3,307
                                                                                       ------------    ------------
 Total interest expense ............................................................         37,615          20,939
                                                                                       ------------    ------------
 Net interest income ...............................................................         52,575          46,905
 Provision for loan and lease losses ...............................................          1,243           1,544
                                                                                       ------------    ------------
 Net interest income after provision for loan and lease losses .....................         51,332          45,361

 NONINTEREST INCOME:
    Securities (losses) gains ......................................................           (734)             72
    Gain on disposition of assets ..................................................            507             428
    Service charges on deposit accounts ............................................          3,868           3,930
    Investment services income .....................................................            864           1,145
    Wealth management income .......................................................          5,367           4,521
    Gain on sale of mortgages ......................................................          2,611           2,670
    Commercial mortgage banking income .............................................            732               -
    Bank owned life insurance ......................................................            742             654
    Insurance commissions ..........................................................            982             795
    Other ..........................................................................          3,990           2,568
                                                                                       ------------    ------------
 Total noninterest income ..........................................................         18,929          16,783

 NONINTEREST EXPENSE:
    Salaries and employee benefits .................................................         23,298          20,453
    Commission based compensation ..................................................          4,134           3,494
    Occupancy and equipment expenses ...............................................          4,757           4,139
    Amortization of intangibles ....................................................            796             825
    Other ..........................................................................          9,988           9,750
                                                                                       ------------    ------------
 Total noninterest expense .........................................................         42,973          38,661
                                                                                       ------------    ------------
 Income before provision for income taxes and cumulative effect
    of accounting change ...........................................................         27,288          23,483
 Provision for income taxes ........................................................          9,463           8,003
                                                                                       ------------    ------------
 Net income before cumulative effect of accounting change ..........................         17,825          15,480
 Cumulative effect of accounting change (net of tax) ...............................             48               -
                                                                                       ------------    ------------
 Net income ........................................................................   $     17,873    $     15,480
                                                                                       ============    ============
 Weighted average common shares outstanding:
   Basic ...........................................................................         17,334          17,151
                                                                                       ============    ============
   Diluted .........................................................................         17,502          17,384
                                                                                       ============    ============
Earnings per common share before cumulative effect of accounting change:
   Basic ...........................................................................   $       1.03    $       0.90
                                                                                       ============    ============
   Diluted .........................................................................   $       1.02    $       0.89
                                                                                       ============    ============
Earnings per common share:
   Basic ...........................................................................   $       1.03    $       0.90
                                                                                       ============    ============
   Diluted .........................................................................   $       1.02    $       0.89
                                                                                       ============    ============

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                      Three Months 03/31/06                    Three Months 03/31/05
                                              --------------------------------------   --------------------------------------
                                                 Average        Income/      Yield/      Average        Income/       Yield/
                                                 Balance        Expense       Cost       Balance        Expense        Cost
                                              ------------   ------------   --------   ------------   ------------   --------
ASSETS:
Earning assets:
   Loans and leases (1) ...................   $  4,225,849   $     77,366       7.42%  $  3,593,014   $     55,297       6.24%
   Securities:
    Taxable ...............................      1,068,922         11,540       4.38      1,122,456         11,541       4.17
    Tax exempt ............................         55,328            894       6.55         55,234            850       6.24
   Cash balances in other banks ...........          7,692             79       4.17         14,369             48       1.35
   Funds sold .............................         65,813            732       4.51         87,935            524       2.42
   Trading account securities .............            995             11       4.48            311              4       5.22
                                              ------------   ------------              ------------   ------------
       Total earning assets (2) ...........      5,424,599         90,622       6.78      4,873,319         68,264       5.68
                                              ------------   ------------              ------------   ------------
 Cash and due from banks ..................        181,859                                   82,775
 Premises and equipment ...................        114,793                                  100,578
 Other assets .............................        303,524                                  356,351
 Allowance for loan and lease losses ......        (53,619)                                 (47,317)
                                              ------------                             ------------
        Total assets ......................   $  5,971,156                             $  5,365,706
                                              ============                             ============
LIABILITIES:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts ..   $  1,029,134   $      5,794       2.28   $    875,630   $      2,544       1.18
   Savings deposits .......................        898,962          5,113       2.31        891,190          2,638       1.20
   Time deposits ..........................      1,714,993         16,190       3.83      1,498,534          9,676       2.62
   Funds purchased ........................        581,923          5,810       4.05        425,560          2,368       2.26
   Other short-term borrowings ............         33,755            397       4.77         46,127            406       3.57
   Long-term debt .........................        370,940          4,311       4.71        369,259          3,307       3.63
                                              ------------   ------------              ------------   ------------
        Total interest-bearing
          liabilities .....................      4,629,707         37,615       3.30      4,106,300         20,939       2.07
                                              ------------   ------------              ------------   ------------
 Demand deposits ..........................        686,454                                  674,369
 Accrued interest and other liabilities ...         76,465                                   49,701
 Stockholders' equity .....................        578,530                                  535,336
                                              ------------                             ------------
     Total liabilities and stockholders'
       equity .............................   $  5,971,156                             $  5,365,706
                                              ============                             ============
 Net interest spread ......................                                     3.48%                                    3.61%
                                                                            ========                                 ========
 Net interest income/margin on
   a taxable equivalent basis .............                        53,007       3.96%                       47,325       3.94%
 Tax equivalent adjustment (2) ............                           432   ========                           420   ========
                                                             ------------                             ------------
 Net interest income/margin ...............                  $     52,575       3.93%                 $     46,905       3.90%
                                                             ============   ========                  ============   ========

(1)  Average loans include nonaccrual loans All loans and deposits are domestic
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                      Three Months 03/31/06                    Three Months 12/31/05
                                              --------------------------------------   --------------------------------------
                                                 Average        Income/      Yield/      Average        Income/       Yield/
                                                 Balance        Expense       Cost       Balance        Expense        Cost
                                              ------------   ------------   --------   ------------   ------------   --------
ASSETS:
 Earning assets:
   Loans and leases (1) ...................   $  4,225,849   $     77,366       7.42%  $  4,146,649   $     74,124       7.09%
   Securities:
    Taxable ...............................      1,068,922         11,540       4.38      1,084,433         11,312       4.14
    Tax exempt ............................         55,328            894       6.55         49,776            797       6.35
   Cash balances in other banks ...........          7,692             79       4.17          8,242             83       4.00
   Funds sold .............................         65,813            732       4.51         73,264            748       4.05
   Trading account securities .............            995             11       4.48            501              5       3.96
                                              ------------   ------------              ------------   ------------
       Total earning assets (2) ...........      5,424,599         90,622       6.78      5,362,865         87,069       6.44
                                              ------------   ------------              ------------   ------------
 Cash and due from banks ..................        181,859                                  174,929
 Premises and equipment ...................        114,793                                  112,147
 Other assets .............................        303,524                                  295,111
 Allowance for loan and lease losses ......        (53,619)                                 (52,374)
                                              ------------                             ------------
        Total assets ......................   $  5,971,156                             $  5,892,678
                                              ============                             ============
LIABILITIES:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts ..   $  1,029,134   $      5,794       2.28   $    950,750   $      4,539       1.89
   Savings deposits .......................        898,962          5,113       2.31        900,844          4,647       2.05
   Time deposits ..........................      1,714,993         16,190       3.83      1,692,425         15,216       3.57
   Funds purchased ........................        581,923          5,810       4.05        586,165          5,367       3.63
   Other short-term borrowings ............         33,755            397       4.77         54,229            584       4.27
   Long-term debt .........................        370,940          4,311       4.71        347,510          3,807       4.35
                                              ------------   ------------              ------------   ------------
        Total interest-bearing
          liabilities .....................      4,629,707         37,615       3.30      4,531,923         34,160       2.99
                                              ------------   ------------              ------------   ------------
 Demand deposits ..........................        686,454                                  718,055
 Accrued interest and other liabilities ...         76,465                                   76,452
 Stockholders' equity .....................        578,530                                  566,248
                                              ------------                             ------------
     Total liabilities and stockholders'
       equity .............................   $  5,971,156                             $  5,892,678
                                              ============                             ============
 Net interest spread ......................                                     3.48%                                    3.45%
                                                                            ========                                 ========
 Net interest income/margin on
   a taxable equivalent basis .............                        53,007       3.96%                       52,909       3.91%
 Tax equivalent adjustment (2) ............                           432   ========                           413   ========
                                                             ------------                             ------------
 Net interest income/margin ...............                  $     52,575       3.93%                 $     52,496       3.88%
                                                             ============   ========                  ============   ========

(1)  Average loans include nonaccrual loans All loans and deposits are domestic
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets